Exhibit 10.3

EXECUTION COPY

MANAGEMENT AGREEMENT

among

LMRK ISSUER CO. LLC,

2019-1 TRS LLC,

LD ACQUISITION COMPANY 8 LLC,

LD ACQUISITION COMPANY 9 LLC,

LD ACQUISITION COMPANY 10 LLC,

and

LD TALL WALL II LLC

and

LANDMARK INFRASTRUCTURE PARTNERS GP LLC,

as Project Manager

Dated as of January 15, 2020

i

SECTION 23.	Duties Upon Termination	18

SECTION 24.	[Reserved]	18

SECTION 25.	Indemnities	18

SECTION 26.	Miscellaneous	19

ii

LIST OF SCHEDULES AND EXHIBITS

Schedule I – List of Project Sites

Exhibit A – Initial Budget

Exhibit B – Form of Manager Extension Letter

iii

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of January 15, 2020 (the “Effective Date”) by and among LMRK Issuer Co. LLC, a Delaware limited liability company (the “Issuer”), 2019-1 TRS LLC, a Delaware limited liability company (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), LD Acquisition Company 8 LLC, a Delaware limited liability company (“LD-8”), LD Acquisition Company 9 LLC, a Delaware limited liability company (“LD-9”), LD Acquisition Company 10 LLC, a Delaware limited liability company (“LD-10”) and LD Tall Wall II LLC, a Delaware limited liability company (“Tall Wall II” and, together with the Co-Issuer, LD-8, LD-9 and LD-10, the “Original Project Companies” and, together with any entity that becomes a party hereto after the date hereof as an “Additional Project Company,” the “Project Companies” and, the Project Companies and the Issuer, collectively, the “Obligors”) and Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Project Manager”).

SECTION 1. Definitions.

(a) Defined Terms. All capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the NPPA. As used in this Agreement, the following terms shall have the following meanings:

“Actual/360 Basis” shall mean the accrual of interest calculated on the basis of the actual number of days elapsed during the relevant period in a year assumed to consist of 360 days.

“Additional Project Company” shall have the meaning ascribed to it in the preamble hereto.

“Administrative Services” shall have the meaning specified in Section 4(a).

“Agreement” shall mean this Management Agreement, together with all amendments hereof and supplements hereto.

“Available Funds” shall have the meaning specified in Section 26(f)(iii).

“Budget” shall mean each of the Operating Budget and the CapEx Budget.

“CapEx Budget” shall mean the annual budget for the Project Companies taken as a whole covering the planned Capital Expenditures for the period covered by such budget. The CapEx Budget shall not include discretionary Capital Expenditures or Project Site acquisition expenses made to acquire a Project Site or to otherwise enhance the revenues associated with a Project Site. The CapEx Budget does not include Shared Rent.

“Collateral Trust Indenture” shall mean the Collateral Trust Indenture and Security Agreement, dated as of the date hereof, entered into among the Obligors and the Trustee on behalf of the Secured Parties (as defined therein).

“Collection Period” shall mean, the period from, and including, the last day of the calendar month preceding the month in which such Payment Date occurs to, but excluding, the last day of the calendar month in which such payment occurs; provided that the initial Collection Period shall mean the period of time from, and including, the initial Closing Date to, but excluding, the last day of the calendar month in which the first Payment Date occurs.

“Effective Date” shall have the meaning ascribed to it in the preamble hereto.

“Expiration Date” shall mean the date on which all obligations under the NPPA and the other Transaction Documents have been satisfied and discharged, as such date may be extended from time to time pursuant to Section 22(a).

“Extension Notice” shall have the meaning specified in Section 22(a).

“Indemnified Party” and “Indemnitor” shall mean the Project Manager (and its employees, directors, officers, agents, representatives and shareholders) and Obligors, respectively, as to Section 25(a) and shall mean the Obligors and Project Manager, respectively, as to Section 25(b).

“Indenture Trustee” means Wilmington Trust, National Association, a national banking association, solely in its capacity as Trustee under the Collateral Trust Indenture and its successors thereunder.

“Information” shall have the meaning specified in Section 26(h).

“Management Fee” shall have the meaning specified in Section 12.

“Management Services” shall have the meaning specified in Section 3.

“Note Purchase and Participation Agreement” or “NPPA” shall mean the Note Purchase and Participation Agreement, dated as of the date hereof, among the Obligors.

“Obligors” shall have the meaning ascribed to it in the preamble hereto.

“Operating Budget” shall mean, for any period, the budget for the Project Companies taken as a whole setting forth an estimate of all Operating Expenses of the Project Companies and any other expenses payable by the Project Companies for the Project Sites owned by the Project Companies for such period, as the same may be amended pursuant to Section 10.

“Operation Standards” shall mean the standards for the performance of the Services set forth in Section 7.

“Original Project Companies” shall have the meaning ascribed to it in the preamble hereto.

“Other Services” shall have the meaning specified in Section 6(a).

“Permitted Activities” shall have the meaning specified in Section 20.

“Permitted Investments” shall have the meaning specified in the NPPA.

“Permitted Withdrawals” shall have the meaning specified in Section 9(a).

“Prime Rate” shall mean for any day, a per annum rate of interest equal to the “prime rate,” as published in the “Money Rates” column of The Wall Street Journal, from time to time. The Prime Rate shall change effective as of the date of any change as published in The Wall Street Journal.

“Project Companies” shall have the meaning ascribed to it in the preamble hereto.

“Project Manager” shall have the meaning ascribed to it in the preamble hereto.

“Records” shall have the meaning specified in Section 14.

“Services” shall mean, collectively, the Management Services and the Administrative Services.

“Sub-Management Agreement” shall have the meaning specified in Section 26(d).

“Sub-Manager” shall have the meaning specified in Section 26(d).

“Successor Manager” shall have the meaning specified in Section 26(h).

“Term” shall have the meaning specified in Section 22.

(b) Rules of Construction. Unless the context otherwise requires:

(i) a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(iii) “or” is not exclusive;

(iv) “including” means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular;

(vi) all references to “$” are to United States dollars unless otherwise stated;

(vii) any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(viii) references to a Person are also to its permitted successors and assigns; and

(ix) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

SECTION 2. Appointment. On the terms and conditions set forth herein, each Obligor hereby engages the Project Manager to perform the Services as described herein. The Project Manager hereby accepts such engagement. The Project Manager is an independent contractor, and nothing in this Agreement or in the relationship of any Obligor with the Project Manager shall constitute a partnership, joint venture or any other similar relationship.

SECTION 3. Management Services. During the Term, the Project Manager shall, subject to the terms hereof, perform those functions reasonably necessary to maintain, manage and administer the Project Sites (collectively, the “Management Services”), all in accordance with the Operation Standards. Without limiting the generality of the foregoing, the Project Manager will have the following specific duties in relation to the Project Sites:

(a) Project Site Operations. The Project Manager shall monitor and manage each Project Company’s property rights associated with the Project Sites (including negotiating renewals of Project Documents on behalf of the Project Companies in the ordinary course of business) and maintaining the Insurance Policies pursuant to Section 15 hereof. The Project Manager shall perform on behalf of each Project Company any obligation reasonably required of such Project Company pursuant to any Project Documents or other agreement related to the Project Sites (other than the payment of amounts due from the Project Companies thereunder, which payments shall be paid out of the applicable Revenue Account(s) as provided herein).

(b) Administration of Project Documents. The Project Manager shall, on behalf of the Project Companies, (i) maintain a database of the Project Documents indicating, for each Project Document, the amount of all payments due from the Ground Lessee thereunder and the dates on which such payments are due, (ii) invoice all Gross Revenues due under the Project Documents and otherwise with respect to the Project Sites, in each case to the extent required by such agreements and licenses, and use commercially reasonable efforts to collect all such Gross Revenues and other amounts due under the Project Documents and otherwise, (iii) managing delinquencies and defaults under the Project Documents, (iv) perform all services required to be performed by the Project Companies under the terms of the Project Documents and (v) otherwise use commercially reasonable efforts to ensure compliance on the part of the Project Companies with the terms of the Transaction Documents and each Project Document and Project Document, all in accordance with the Operation Standards. Each Project Company hereby authorizes the Project Manager to take any action the Project Manager deems to be necessary or appropriate to enforce the terms of the Transaction Documents and each Project Document and Project Documentin accordance with the Operation Standards, including the right to exercise (or not to exercise) any right such Project Company may have to collect Gross Revenues and other amounts due under the Project Documents (whether through judicial proceedings or otherwise), to terminate any Project Document, Project Document or to evict any Ground Lessee. The Project Manager shall also have the right, in accordance with the Operation Standards, to compromise, settle and otherwise resolve claims and disputes with regard to the Project Documents. The Project Manager may agree to any modification, waiver or amendment of any term of, forgive any payment on, and permit the release of any Ground Lessee on, any Project Document or Project Document pertaining to the Project Sites as it may determine to be necessary or appropriate in accordance with the Operation Standards.

(c) Compliance with Law, Etc. The Project Manager will take such actions within its reasonable control as may be necessary to comply in all material respects with any and all laws, ordinances, orders, rules, regulations, requirements, permits, licenses, certificates of occupancy, statutes and deed restrictions applicable to the Project Sites. The cost of complying with this paragraph shall be the responsibility of the Project Companies, shall be considered an Operating Expense, shall be included in the Operating Budget and shall be payable out of the applicable Revenue Account.

(d) Revenue Accounts. The Project Manager shall, on behalf of each Project Company, (i) cause the deposit of all Gross Revenues received by such Project Company which are attributable to such Project Company’s Project(s) in a designated Revenue Account and (ii) transfer to a designated Revenue Account all Gross Revenues received by the Project Manager within five (5) Business days of identification thereof.

SECTION 4. Administrative Services.

(a) During the Term of this Agreement, the Project Manager shall, subject to the terms hereof, provide to each Obligor the following administrative services in accordance with the Operation Standards (collectively, the “Administrative Services”):

(i) clerical, bookkeeping and accounting services, including maintenance of general records of the Obligors, as necessary or appropriate in light of the nature of the Obligors’ business and the requirements of the NPPA and the other Transaction Documents;

(ii) maintain accurate books of account and records of the transactions of each Obligor, render statements or copies thereof from time to time as reasonably requested by such Obligor;

(iii) prepare and file, or cause to be prepared and filed, all franchise, withholding, income and other tax returns of such Obligor required to be filed by it and arrange for any taxes owing by such Obligor to be paid to the appropriate authorities out of funds of such Obligor available for such purpose, all on a timely basis and in accordance with applicable law, rules or regulations;

(iv) administer such Obligor’s performance under the NPPA and the other Transaction Documents, including (A) preparing and delivering (or causing to be prepared and delivered) on behalf of such Obligor such opinions of counsel, officers’ certificates, reports, notices and other documents as are required under such NPPA and the other Transaction Documents and (B) holding, maintaining and preserving such NPPA and the other Transaction Documents and books and records relating to such NPPA and the other Transaction Documents and the transactions contemplated or funded thereby, and making such books and records available for inspection in accordance with the terms of such NPPA and the other Transaction Documents;

(v) take all actions on behalf of such Obligor as may be necessary or appropriate in order for such Obligor to remain duly organized and qualified to carry out its business under applicable law, rules or regulations, including making all necessary or appropriate filings with federal, state and local authorities under corporate and other applicable statutes; and

(vi) manage all litigation instituted by or against such Obligor, including retaining on behalf of and for the account of such Obligor legal counsel to perform such services as may be necessary or appropriate in connection therewith and negotiating any settlements to be entered into in connection therewith; provided that, with respect to any such litigation that refers to any property interest of the Indenture Trustee, on behalf of the Noteholders, in litigation papers accompanying a summons as a result of the conveyance by a Project Company to the Indenture Trustee, the Project Manager shall act on behalf of the Indenture Trustee to manage such litigation and shall promptly advise the Indenture Trustee, what action, if any, the Project Manager is taking, or intends to take, in connection therewith; provided, further, the Project Manager shall answer and appear on the Indenture Trustee’s behalf, but in no event shall the Project Manager accept a default judgment to the extent the related proceeding asserts any personal or institutional claims against the Indenture Trustee without the consent of the Indenture Trustee.

(b) The Obligors acknowledge that, for tax purposes, the Project Manager will allocate the value of its services among the Obligors on a basis determined by the Project Manager in its reasonable discretion and the Obligors agree to be bound by such allocation and to file any required tax returns on a basis consistent with such allocation.

SECTION 5. [Reserved]

SECTION 6. Other Services.

(a) The Project Manager may, subject to Section 6(b) below, provide to each Project Company marketing and leasing services in accordance with the Operation Standards (collectively, the “Other Services”). Such services may include marketing of Project Sites, conducting diligence on potential new tenants and procuring Project Documents with third party customers for the Project Sites, including locating potential Ground Lessees, negotiating Project Documents with such Ground Lessees and executing or brokering Project Documents as agent and attorney-in-fact for the Project Companies (including renewals, expansions, equipment changes, rental abatements, relocations, maintenance agreements, terminations and extensions of such Project Documents). To the extent that the Project Manager agrees to provide such services, the Project Manager shall have complete authority to negotiate all of the terms of each Project Document, both economic and non-economic, as well as complete authority to negotiate and execute amendments and other modifications thereto in the name of or on behalf of the Project Companies; provided, however, that the terms of any Project Document or amendment or modification thereof shall be on commercially reasonable terms and in accordance with the

Operation Standards. Notwithstanding the absence of an agreement to provide such services, the Project Companies specifically authorize the Project Manager to develop, operate and maintain marketing materials, including an internet website, pursuant to which the Project Sites may be marketed as an integrated network (including other sites owned or operated by the Project Manager or its Affiliates other than the Project Companies), recognizing that such marketing efforts may not identify the particular Project Company related to a particular Project Site.

(b) Any provision of Other Services to the Project Companies by the Project Manager shall be subject to an additional agreement between the Project Manager and the Obligors, pursuant to which the Obligors shall agree to provide additional compensation to the Project Manager; provided that the obligation of the Obligors to pay such additional compensation shall be limited to, and payable only from and to the extent of, funds otherwise available to the Obligors in accordance with the Collateral Trust Indenture.

SECTION 7. Operation Standards. The Project Manager shall perform the Services in accordance with and subject to the terms of the NPPA and the other Transaction Documents, the Project Documents and applicable law, rules or regulations and, to the extent consistent with the foregoing, (i) using the same degree of care, skill, prudence and diligence that the Project Manager employed in the management of Project Sites prior to the date hereof and, to the extent applicable, that the Project Manager uses for other similar assets it manages and (ii) with the objective of timely collections of Gross Revenues under the Project Documents. The Project Manager hereby acknowledges that it has received a copy of the NPPA and the other Transaction Documents and agrees not to take any action or fail to take any action within its control that would cause the Obligors to be in default thereunder. The services performed in relation to the Project Sites shall be of a scope and quality not less than those generally performed by professional project managers performing services consistent with those required of the Project Manager under this Agreement for assets similar in type and quality to the Project Sites that are located in the same geographical market areas as the Project Sites.

SECTION 8. Authority of Project Manager. During the Term, the parties recognize that the Project Manager will be acting as the exclusive agent of the Obligors with regard to the Services described herein. Each Project Company hereby grants to the Project Manager the exclusive right and authority, and hereby appoints the Project Manager as its true and lawful attorney-in-fact, with full authority in the place and stead of such Project Company and in the name of such Project Company, to negotiate, execute, implement, amend or terminate, as circumstances dictate, for and on behalf of such Project Company, any and all Project Documents, contracts, permits, licenses, registrations, approvals, amendments and other instruments, documents and agreements as the Project Manager deems necessary or advisable in accordance with the Operation Standards. The Project Manager will also have the authority to enforce, terminate and compromise disputes under all Project Documents and all other agreements and documents, as the Project Manager deems necessary and desirable. In addition, the Project Manager will have full discretion in determining (subject to the Operation Standards and subject to the limitations set forth in Section 4(a)(vi)) whether to commence litigation on behalf of a Project Company, and will have full authority to act on behalf of each Project Company in any litigation proceedings or settlement discussions commenced by or against any Project Company. Each Project Company shall promptly execute such other or further documents as the Project Manager may from time to time reasonably request to more completely effect or evidence the authority of the Project Manager hereunder, including the delivery of such powers of attorney (or other similar authorizations) as the Project Manager may reasonably request to enable it to carry out the Services hereunder.

SECTION 9. Revenue Account(s); Gross Revenues.

(a) Revenue Account(s). So long as no Control Event has occurred or Specified Conditions have occurred and are continuing, at all times during the Term of this Agreement the Project Manager shall have full access to the Revenue Account(s) for the purposes set forth herein and, so long as no Control Event has occurred or Specified Conditions exist, all checks or disbursements from the Revenue Account will require only the signature of the Project Manager. So long as no Control Event has occurred or Specified Conditions have occurred and are continuing, funds on deposit in any Revenue Account may be withdrawn at the direction of the Project Manager (i) to pay Operating Expenses and Capital Expenditures in accordance with the terms hereof, (ii) to withdraw amounts deposited in error, (iii) to pay the Management Fee and (iv) if the Project Manager determines, in accordance with the Operation Standards, that the amount on deposit in the Revenue Account exceeds the amount required to pay the Debt Service, Operating Expenses and Capital Expenditures as the same become due and payable, to make Restricted Payments in accordance with Section 10.7 of the NPPA at the direction of the Co-Issuers or the other Obligors (clauses (i), (ii), (iii) and (iv) collectively, “Permitted Withdrawals”). So long as no Control Event has occurred or Specified Conditions have occurred and are continuing, the Project Manager may direct any institution maintaining the Revenue Account to invest the funds held therein in one or more Permitted Investments as the Project Manager may select in its discretion. All interest and investment income realized on funds deposited therein shall be deposited to the Revenue Account.

(b) Gross Revenues. The Project Manager shall cause all Gross Revenues of the Project Companies to be deposited directly into the applicable Revenue Account as required by the Indenture and the other Transaction Documents. The Project Manager acknowledges that the Obligors are obligated under the Transaction Documents to direct all Ground Lessees and other Persons obligated to pay any Gross Revenues directly to the applicable Revenue Account. The Project Manager agrees to comply (and to cooperate with the Project Companies in complying) with such requirements and directions, and the Project Manager agrees to give no direction to any Ground Lessee or other Person in contravention of such requirements or directions, nor otherwise to cause any Gross Revenues to be paid to the Project Companies, the Project Manager or any other Person, whether at the direction of the Project Companies or otherwise. In the event the Project Manager shall for any reason receive any Gross Revenue due to any Project Company, the Project Manager shall deposit the same within five (5) Business Days of identification of such amounts into the applicable Revenue Account. The Project Manager hereby disclaims any and all interests in each of the Accounts and in any of the Gross Revenue of the Project Companies.

SECTION 10. Operating Budget and CapEx Budget. Contemporaneously with the execution and delivery of this Agreement, the Project Manager and the Obligors have agreed on an initial Operating Budget and CapEx Budget for the period beginning on January 15, 2020 through the end of calendar year 2020, copies of which are attached as Exhibit A. No later than thirty (30) calendar days prior to the start of each calendar year, commencing with 2021, the Project Manager shall deliver to the Co-Issuers (and if so requested by the Indenture Trustee promptly upon the Indenture Trustee’s request) an Operating Budget and CapEx Budget for the following calendar year. The Operating Budget shall identify and set forth the Manager’s reasonable estimate of all Operating Expenses on a line-item basis consistent with the form of Operating Budget attached as Exhibit A. Each of the parties hereto acknowledges and agrees that the Operating Budget and the CapEx Budget represent estimates only, and that actual Operating Expenses and Capital Expenditures may vary from those set forth in the applicable Budget. In the event the Project Manager determines, in accordance with the Operation Standards, that the actual Operating Expenses or Capital Expenditures for any year will materially differ from those set forth in the applicable Budget for such year, the Project Manager may modify or supplement such Budget in its discretion to reflect such differences.

SECTION 11. Operating Expenses and Capital Expenditures.

(a) The Project Manager is hereby authorized to incur Operating Expenses and to make Capital Expenditures on behalf of the Project Companies, the necessity, nature and amount of which may be determined in the Project Manager’s discretion in accordance with the Operation Standards. The Project Manager shall use commercially reasonable efforts to incur Operating Expenses and to make Capital Expenditures within the limits prescribed by the Budgets; provided that the Project Manager may at any time incur Operating Expenses and make Capital Expenditures in amounts that exceed the Operating Expenses or Capital Expenditures, as the case may be, specified in the applicable Budget if and to the extent that the Project Manager determines in accordance with the Operation Standards that it is necessary or advisable to do so.

(b) The Project Manager shall maintain accurate records with respect to each Project Site reflecting the status of real estate and personal property taxes for Fee Estates, insurance premiums and other Operating Expenses payable in respect thereof and shall furnish to the Co-Issuers from time to time such information regarding the payment status of such items as the Co-Issuers may from time to time reasonably request. Provided that no Control Event has occurred or Specified Conditions shall have occurred and then be continuing, the Project Manager shall arrange for the payment of all such real estate and personal property taxes, insurance premiums and other Operating Expenses payable by the Project Companies as the same become due and payable out of funds on deposit in the applicable Revenue Account(s) and the Project Manager shall have no obligation to subsidize, incur, or authorize any Operating Expense that cannot, or will not, be paid by or through such Revenue Account(s). If the Project Manager determines that the funds on deposit in the applicable Revenue Account are not sufficient to pay all Operating Expenses with respect to the related Project Sites as the same shall become due and payable, the Project Manager shall notify the Co-Issuers and the Indenture Trustee of the amount of such deficiency. In the event of any such deficiency, the Project Manager may, in its sole discretion and in accordance with the NPPA, elect to pay such Operating Expenses out of its own funds, but shall have no obligation to do so. The Obligors, jointly and severally, shall be obligated to pay or reimburse the Project Manager for all such Operating Expenses paid by the Project Manager out of its own funds together with interest thereon at the Prime Rate on an Actual/360 Basis, which shall be considered an Operating Expense and shall be payable out of the Revenue Account. Such reimbursement obligation shall survive the expiration of the termination of this Agreement.

SECTION 12. Compensation. In consideration of the Project Manager’s agreement to perform the Services during the Term hereof, the Obligors hereby jointly and severally agree to pay to the Project Manager a fee (the “Management Fee”), for each Collection Period, equal to 2.0% of the Gross Revenues of the Obligors for such Collection Period. Such fee in respect of each Collection Period shall be payable to the Project Manager, on each Payment Date. On the day that is three (3) Business Days prior to each Payment Date, the Project Manager shall report to the Obligors the Management Fee then due and payable based on the information regarding Gross Revenues for the immediately preceding Collection Period then available to it. If the Project Manager subsequently determines that the Management Fee so paid to it for any Collection Period was less than what should have been paid (based on a re-computation of the Gross Revenues for such Collection Period), then the Management Fee for the next Collection Period shall be increased by the amount of the underpayment. If the Project Manager subsequently determines that the Management Fee so paid to it for any Collection Period was higher than what should have been paid (based on a re-computation of the Gross Revenues for such Collection Period), then the Management Fee for the next Collection Period shall be reduced by the amount of the overpayment. Upon the expiration or earlier termination of this Agreement as set forth in Section 22, the Project Manager shall be entitled to receive, on the next succeeding Payment Date, the portion of the Management Fee which was earned by the Project Manager through the effective date of such expiration or termination (such earned portion being equal to the product of (a) the total Management Fee that would have been payable for the Collection Period in which such expiration or termination occurred had this Agreement remained in effect and (b) a fraction, the numerator of which is the number of days in such month through the effective date of such expiration or termination and the denominator of which is the total number of days in such month). Notwithstanding anything to the contrary in this Section 12, the Management Fee for the first Payment Date following the initial Closing Date shall be based on Gross Revenues for the period beginning on the initial Closing Date and ending on the last day of the initial Collection Period. The Project Manager shall be entitled to no other fees or payments from the Obligors as a result of the termination or expiration of this Agreement in accordance with the terms hereof. None of the expenses necessary to the performance of the Project Manager’s duties (other than Operating Expenses, Capital Expenditures, the indemnities described in Section 24 and the Other Services described in Section 6) will be paid by the Obligors. Any and all amounts payable by the Obligors under this Agreement shall be limited to, and payable only from and to the extent of, funds otherwise available to the Obligors in accordance with the Collateral Trust Indenture.

SECTION 13. Employees. The Project Manager shall employ, supervise and pay (or contract with a third party, including an Affiliate of the Project Manager, to provide, supervise and pay) at all times a sufficient number of capable employees as may be necessary for the Project Manager to perform the Services hereunder in accordance with the Operation Standards. All employees of the Project Manager will be employed at the sole cost of the Project Manager. All matters pertaining to the employment, supervision, compensation, promotion and discharge of such employees are the sole responsibility of the Project Manager, who is, in all respects, the employer of such employees. To the extent the Project Manager, its designee, or any subcontractor negotiates with any union lawfully entitled to represent any such employees, it shall do so in its own name and shall execute any collective bargaining agreements or labor contracts resulting therefrom in its own name and not as an agent for any Obligor. The Project Manager shall comply in all material respects with all applicable laws and regulations related to workers’ compensation, social security, ERISA, unemployment insurance, hours of labor, wages, working conditions and other employer-employee related subjects. The Project Manager is independently engaged in the business of performing management and operation services as an independent contractor. All employment arrangements in connection with the Project Manager’s performance of the Services hereunder are therefore solely the Project Manager’s concern and responsibility, and the Obligors shall have no liability with respect thereto.

SECTION 14. Books, Records, Inspections and Software. The Project Manager shall, on behalf of the Obligors, keep (or cause to be kept) such materially accurate and complete books and other records pertaining to the Project Sites and the Services as may be necessary or appropriate under the Operation Standards. Such books and records shall include all Project Documents, corporate records, monthly summaries of all accounts receivable and accounts payable, maintenance records, Insurance Policies, receipted bills and vouchers (including tax receipts, vouchers and invoices) and other documents and papers pertaining to the Project Sites. All such books and records (“Records”) shall be kept in an organized fashion and in a secure location. During the Term, the Project Manager shall afford to the Obligors and the Indenture Trustee reasonable access to any Records relating to the Project Sites and the Services within its control, except to the extent it is prohibited from doing so by applicable law or the terms of any applicable obligation of confidentiality or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Obligors. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Project Manager designated by it.

SECTION 15. Insurance Requirements. The Project Manager shall maintain (or cause to be maintained), on behalf of the Obligors, all insurance policies required to be maintained by the Obligors pursuant to the NPPA and other Transaction Documents and such other insurance policies as the Project Manager shall determine to be necessary or appropriate in accordance with the Operation Standards. The Project Manager shall prepare and present, on behalf of the Obligors, claims under any such insurance policy in a timely fashion in accordance with the terms of such policy. Any payments on such policies shall be made to the Project Manager as agent of and for the account of the Obligors (and on behalf of the Obligors, for the benefit of and to be held in trust for the Indenture Trustee to the extent provided in the NPPA), except as otherwise required by the NPPA and other Transaction Documents. All such payments shall be applied in accordance with the NPPA and the other Transaction Documents or, if the NPPA and the other Transaction Documents do not specify an application, shall be deposited into the applicable Revenue Account. The Project Manager shall provide to the Indenture Trustee on behalf of the Obligors such evidence of insurance and payments of the premiums thereof required pursuant to the Obligors’ obligations under Section 7.1(g) of the NPPA.

SECTION 16. Environmental.

(a) The Obligors hereby represent and warrant as to each Project Site that none of the Obligors have actual knowledge of any material violations of Environmental Laws at the related Project Site.

(b) The Project Manager shall not consent to the installation, use or incorporation into the Project Sites of any Hazardous Materials in violation of applicable Environmental Laws and shall not consent to the discharge, dispersion, release, storage, treatment, generation or disposal of any pollutants or toxic or Hazardous Materials in material violation of Environmental Law and covenants and agrees to take reasonable steps to comply in all material respects with the Environmental Laws.

(c) The Project Manager covenants and agrees (i) that it shall advise the Co-Issuers and the Indenture Trustee in writing of each notice of any material violation of Environmental Law of which the Project Manager has actual knowledge, promptly after the Project Manager obtains actual knowledge thereof and (ii) to deliver promptly to the Co-Issuers and the Indenture Trustee copies of all communications from any federal, state and local governmental authorities received by the Project Manager concerning any such violation and Hazardous Material on, at or about the Project Sites.

SECTION 17. Cooperation. Each Obligor and the Project Manager shall cooperate with the other parties hereto in connection with the performance of any responsibility required hereunder, under the Transaction Documents, or otherwise related to the Project Sites or the Services. In the case of the Obligors, such cooperation shall include (i) executing such documents or performing such acts as may be required to protect, preserve, enhance, or maintain the Project Sites or the Revenue Account(s), (ii) executing such documents as may be reasonably required to accommodate a Ground Lessee or its installations, (iii) furnishing to the Project Manager, on or prior to the Effective Date, all keys, key cards or access codes required in order to obtain access to the Project Sites, (iv) furnishing to the Project Manager, on or prior to the Effective Date, all books, records, files, abstracts, contracts, Project Documents, materials and supplies, Budgets and other Records relating to the Project Sites or the performance of the Services and (v) providing to the Project Manager such other information as the Project Manager considers reasonably necessary for the effective performance of the Services. In the case of the Project Manager, such cooperation shall include cooperating with the Indenture Trustee, potential purchasers of any of the Project Sites, appraisers, sellers of sites or related Project Sites, auditors and their respective agents and representatives, with the view that such parties shall be able to perform their duties efficiently and without interference.

SECTION 18. Representations and Warranties of Project Manager. The initial Project Manager makes the following representations and warranties to the Obligors all of which shall survive the execution, delivery, performance or termination of this Agreement:

(a) The Project Manager is a limited liability company, validly existing and in good standing under the laws of the State of Delaware.

(b) The Project Manager’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Project Manager’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

(c) The Project Manager has the full power and authority to own its properties, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(d) Each Transaction Document to which the Project Manager is a party, assuming the due authorization, execution and delivery of such Transaction Document by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Project Manager, enforceable against the Project Manager in accordance with the terms thereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e) The Project Manager is not in violation of, and its execution and delivery of, performance under and compliance with each of the Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Project Manager’s good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Project Manager to perform its obligations under the Transaction Documents to which it is a party or the financial condition of the Project Manager.

(f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Project Manager of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

(g) No litigation is pending or, to the Project Manager’s actual knowledge, threatened against the Project Manager that, if determined adversely to the Project Manager, would prohibit the Project Manager from entering into any of the Transaction Documents to which it is a party, or that, in the Project Manager’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Project Manager to perform its obligations under the Transaction Documents to which it is a party or the financial condition of the Project Manager.

(h) The Project Manager is not (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that target of comprehensive OFAC sanctions, or (iii) otherwise blocked, or subject to comprehensive sanctions under other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act or any similar law or regulation with respect to Iran or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). The Project Manager has not been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(i) The Project Manager (i) has not been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) is not, to the actual knowledge of the Project Manager, under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has not been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has not had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

(j)

(i) In the past five, years, the Project Manager (i) has not been charged with, or convicted of bribery or any other anti-corruption related offense under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Applicable Anti-Corruption Laws”), (ii) to the actual knowledge of the Project Manager, is not under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Applicable Anti-Corruption Laws, and (iii) has not been assessed civil or criminal penalties under any Applicable Anti-Corruption Laws.

(ii) To the actual knowledge of the Project Manager, the Project Manager has not, within the last five years, directly or indirectly offered, promised, given, paid, authorized, solicited, accepted, or received anything of value to or from any Person (including a Governmental Official or a commercial counterparty) for the purposes of: (i) improperly influencing any act, decision or failure to act, (ii) improperly inducing a Person to do or omit to do any act in violation of their duty, or (iii) improperly inducing a Person to use his or her influence to affect any act or decision; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in material violation of any applicable law or regulation.

(iii) The Project Manager has established policies and procedures which it reasonably believes are adequate to ensure that it will continue to be in material compliance with the Applicable Anti-Corruption Laws.

SECTION 19. Representations and Warranties of the Obligors. Each Obligor makes the following representations and warranties to the Project Manager all of which shall survive the execution, delivery, performance or termination of this Agreement:

(a) Such Obligor is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Such Obligor’s execution and delivery of, performance under, and compliance with this Agreement, will not violate such Obligor’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any agreement or other instrument to which it is a party or by which it is bound, except where such violation, breach or default in such Obligor’s good faith and reasonable judgment, is not reasonably likely to affect materially and adversely either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(c) Such Obligor has the full power and authority to own its Project Sites, to conduct its business as presently conducted by it and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(d) This Agreement, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of such Obligor, enforceable against such Obligor in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e) Such Obligor is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, except such violation, in such Obligor’s good faith and reasonable judgment, is not reasonably likely to affect materially and adversely either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by such Obligor of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained or that, in such Obligor’s good faith and reasonable judgment, is not reasonably likely to materially and adversely affect either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

(g) No litigation is pending or, to the Obligor’s actual knowledge, threatened against such Obligor that, if determined adversely to such Obligor, would prohibit such Obligor from entering into this Agreement or that, in such Obligor’s good faith and reasonable judgment, is reasonably likely to materially and adversely affect either the ability of such Obligor to perform its obligations under this Agreement or the financial condition of such Obligor.

SECTION 20. Permitted Activities. For the avoidance of doubt, it is understood and agreed that nothing contained in this Agreement shall restrict the Project Manager, its employees, its agents or its Affiliates (or impose a duty on the Project Manager or any such other Person to refrain) from engaging in any business relating to managing, for itself, its Affiliates or others, similar assets (including the ownership, operation, maintenance, leasing or marketing of project sites for itself or for others) without regard to any conflicts which may arise in connection therewith and even if, by doing so, such activities could be construed to be in competition with the business activities of the Obligors, subject only to the restrictions set forth below in items (i), (ii) and (iii) (“Permitted Activities”). In the conduct of Permitted Activities the Project Manager agrees that (i) if the Project Manager arranges for a lease of a project site with a tenant that is also a Ground Lessee under a Project Document, such new lease will be separate from and independent of the Project Document(s) between the Ground Lessee and the related Project Company, (ii) unless a Project Site has been disposed of or terminated by a Project Company in accordance with the NPPA and the other Transaction Documents, the Project Manager will not solicit a Ground Lessee to terminate a Project Document for a Project Site and replace such Project Document with a project site owned, leased or managed by a Person that is not a Project Company and (iii) in all cases the Project Manager shall perform its duties and obligations hereunder in accordance with the Operation Standards notwithstanding any potential conflicts of interest that may arise, including any relationship that the Project Manager may have with any other owners of project sites that it manages.

SECTION 21. Removal or Substitution of Project Sites; Additional Project Companies. If, during the Term of this Agreement, a Project Company assigns, disposes of or otherwise transfers all of its right, title and interest in and to any Project Site to a Person other than another Project Company, the Indenture Trustee or a designee of the Indenture Trustee (whether pursuant to a taking under the power of eminent domain or otherwise) or otherwise ceases to have an interest in a Project Site, this Agreement shall terminate (as to that Project Site only) on the date of such assignment or transfer or other event and the Obligors shall promptly deliver to the Project Manager (with a copy to the Indenture Trustee) an amended Schedule I reflecting the removal of such Project Site from the scope of this Agreement. Upon the termination of this Agreement as to a particular Project Site, the Project Manager and the respective Project Company that owns such Project Site shall be released and discharged from all liability hereunder with respect to such Project Site for the period from and after the applicable termination date (except for rights and obligations hereunder that are expressly stated to survive such termination). In addition, the Obligors may at any time add any additional Project Site to Schedule I in connection with a substitution or property addition permitted under the terms of the NPPA and the other Transaction Documents. Upon such substitution or property addition, the Obligors shall promptly deliver to the Project Manager (with a copy to the Indenture Trustee) an amended Schedule I reflecting the addition of such Project Sites. In addition, effective upon the accession to the NPPA of an Additional Project Company, such Additional Project Company shall become a party hereto as an Additional Project Company and the related Project Site(s) of such Additional Project Company shall become Project Sites managed hereunder. The Obligors shall promptly deliver to the Project Manager (with a copy to the Indenture Trustee) an amended Schedule I reflecting the addition of any such Project Sites, whereupon the Project Manager shall assume responsibility for the performance of the Management Services hereunder with respect to such Project Sites and Administrative Services with respect to such Additional Project Company.

SECTION 22. Term of Agreement.

(a) Term. This Agreement shall be in effect during the period (the “Term”) commencing on the date hereof and ending at 5:00 P.M. (New York time) on the Expiration Date, unless sooner terminated in accordance with the provisions of this Section 22. The Expiration Date under this Agreement may be extended from time to time at the option of the Co-Issuers, acting in its sole and absolute discretion, for successive two (2) year periods by written notice to that effect to the Project Manager from the Co-Issuers delivered on or prior to the then-current Expiration Date (an “Extension Notice”). Upon delivery of an Extension Notice, the then-current Expiration Date shall be automatically extended to the two (2) year anniversary of the then-current Expiration Date without any further action by any party.

(b) Termination for Cause. The Co-Issuers or the Indenture Trustee (if directed by the Required Holders) shall renew this Agreement, unless otherwise directed by the Indenture Trustee (if directed by the Required Holders) (and if any one or more of the following events shall have occurred and be continuing, the Indenture Trustee shall so direct when directed by Required Holders), which direction may be given only following the occurrence of one or more of the following events: (i) declaration of an Event of Default, (ii) the Debt Service Coverage Ratio falls to less than 1.10 to 1.0 as of the end of any calendar month and the Required Holders reasonably determine that such decline in the Debt Service Coverage Ratio is primarily attributable to acts or omissions of the Project Manager rather than factors affecting the Obligors’ industry generally, (iii) the Project Manager has engaged in fraud, gross negligence or willful misconduct in connection with its performance hereunder or (iv) a default on the part of the Project Manager in the performance of its obligations hereunder, and with respect to clause (iv), such default could reasonably be expected to have a Material Adverse Effect and remains unremedied for thirty (30) days after the Project Manager receives written notice thereof from the Indenture Trustee or any Holder (provided, however, if such default is reasonably susceptible of cure, but not within such thirty (30) day period, then the Project Manager may be permitted up to an additional ninety (90) days to cure such default provided that the Project Manager diligently and continuously pursues such cure).

(c) Automatic Termination for Bankruptcy, Etc. If the Project Manager or any Obligor files a petition for bankruptcy, reorganization or arrangement, or makes an assignment for the benefit of the creditors or takes advantage of any insolvency or similar law, or if a receiver or trustee is appointed for the assets or business of the Project Manager or any Obligor and is not discharged within ninety (90) days after such appointment, then this Agreement shall terminate automatically; provided that if any such event shall occur with respect to less than all of the Obligors, then this Agreement will terminate solely with respect to the Obligor or Obligors for which such event has occurred and the respective Project Sites owned, leased or managed by such Obligor(s). Upon the termination of this Agreement as to a particular Obligor, the Project Manager and such Obligor shall be released and discharged from all liability hereunder for the period from and after the applicable termination date (except for rights and obligations hereunder that are expressly stated to survive any termination) and the Project Manager shall have no further obligation to perform any Services for such Obligor or any Project Sites owned, leased or managed by such Obligor from and after such date.

(d) Resignation by Project Manager. Unless and until the NPPA has terminated in accordance with its terms and after the payment in full of the Notes and all other obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, the Project Manager shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination under clause (d)(i) above permitting the resignation of the Project Manager shall be evidenced by an opinion of counsel (who is not an employee of the Project Manager) to such effect delivered, and in form and substance reasonably satisfactory, to the Co-Issuers and the Indenture Trustee.

From and after the date on which the NPPA has terminated in accordance with its terms and after the payment in full of the Notes and all other obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, the Project Manager shall have the right in its sole and absolute discretion, upon thirty (30) days prior written notice to the Co-Issuers and the Indenture Trustee, to resign at any time from the obligations and duties hereby imposed on it. This Agreement shall terminate with respect to the resigning Project Manager on the effective date of any resignation of the Project Manager permitted under this paragraph (d).

SECTION 23. Duties Upon Termination. Upon the expiration or termination of the Term, the Project Manager shall have no further right to act for any Obligor or to draw checks on the Revenue Account(s) and shall promptly (i) furnish to the Co-Issuers or their designee or any replacement Project Manager all keys, key cards or access codes required in order to obtain access to the Project Sites, (ii) deliver to the Co-Issuers or their designee or any replacement Project Manager (x) all Gross Revenues received by the Project Companies after such termination or (y) any monies or reserves held by the Project Manager on behalf of the Indenture Trustee, (iii) deliver to the Co-Issuers or their designee or any replacement Project Manager all books, files, abstracts, contracts, Project Documents, materials and supplies, Budgets and other Records relating to the Project Sites or the performance of the Services and (iv) upon request, assign, transfer, or convey, as required, to the respective Obligors all service contracts and personal property relating to or used in the operation and maintenance of the Project Sites, except any personal property which was paid for and is owned by the Project Manager. The Project Manager shall also, for a period of six (6) months after such expiration or termination, make itself available to consult with and advise the Obligors and any replacement Project Manager regarding the operation and maintenance of the Project Sites or otherwise to facilitate an orderly transition of management to a new Project Manager of the Project Sites; provided, that during such period, the Project Manager shall be entitled to be compensated by the Obligors for its out-of-pocket costs and expenses. Nothing in this Section 23 shall prohibit the Project Manager, the Obligors or any of their respective Affiliates from retaining copies of any document or instrument delivered in accordance with clauses (i), (iii) or (iv) above. This Section 23 shall survive the expiration or earlier termination of this Agreement (whether in whole or part).

SECTION 24. [Reserved]

SECTION 25. Indemnities.

(a) Each of the Obligors agrees to, jointly and severally, indemnify, defend and hold the Project Manager (including, for the avoidance of doubt, any replacement Project Manager) and its agents, officers and employees harmless from and against any and all suits, liabilities, damages, or claims (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way relating to the Project Sites, the Project Manager’s performance of the Services hereunder, or the exercise by the Project Manager of the powers or authorities herein or hereafter granted to the Project Manager, except for those actions, omissions and breaches of Project Manager in relation to which the Project Manager has agreed to indemnify the Obligors pursuant to Section 25(b).

(b) The Project Manager agrees to indemnify, defend and hold the Obligors harmless from and against any and all suits, liabilities, damages, or claims for damages (including any reasonable attorneys’ fees and other reasonable costs and expenses relating to any such suits, liabilities or claims), in any way relating to (i) any acts or omissions of the Project Manager or its agents, officers or employees in the performance of the Services hereunder constituting fraud, gross negligence or willful misconduct or (ii) any material breach of any representation or warranty made by the Project Manager hereunder. If any legal action or other proceeding of any kind is brought for the enforcement of this Agreement or because of a default, misrepresentation, or any other dispute in connection with any provision of this Agreement or the Services, the successful or prevailing party shall be entitled to recover all fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

(c) If any action or proceeding is brought against an Indemnified Party with respect to which indemnity may be sought under this Section 25, the Indemnitor, upon written notice from the Indemnified Party, shall assume the investigation and defense thereof, including the employment of counsel and payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the Indemnitor shall not be required to pay the fees and expenses of such separate counsel unless such separate counsel is employed with the written approval and consent of the Indemnitor, which shall not be unreasonably withheld or refused.

(d) The indemnities in this Section 25 shall survive the expiration or termination of the Agreement.

SECTION 26. Miscellaneous.

(a) Amendments. No amendment, supplement, waiver or other modification of this Agreement shall be effective unless in writing and executed and delivered by the Project Manager and the Obligor sought to be bound thereby; provided that, until the NPPA has been terminated in accordance with its terms and payment in full of the Notes and all other obligations due and owing thereunder and under the other Transaction Documents have been fully satisfied, any material amendment, supplement, waiver or other modification of this Agreement shall also require the consent of the Indenture Trustee (acting at the direction of the Required Holders). Notwithstanding the foregoing or any other provision herein to the contrary, the Obligors and Project Manager may, with prior written notice to the Indenture Trustee and the Holders (but without the consent of any Holders), enter into any amendment, waiver, or supplement hereto, if such amendment, waiver, or supplement shall not adversely affect or diminish the rights of any Holder in any material respect, including for the following purposes: (i) to cure any ambiguity or cure, correct or supplement any defect or inconsistent provision hereof or any supplement hereto or thereto; (ii) to appoint any successor Project Manager in accordance with the terms hereof so long as any such Person shall not be required to perform any duties or be exposed to any liabilities except as provided herein; and (iii) to provide for the joinder of any additional Obligor pursuant to the terms hereof. No failure by any party hereto to insist on the strict performance of any obligation, covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy available upon a breach of this Agreement, shall constitute a waiver of any of the terms of this Agreement. The Project Manager shall not be bound by any amendment, supplement, or other modification to any other Transaction Document which is materially adverse to the Project Manager unless the Project Manager has consented thereto; however the Project Manager’s consent shall not otherwise be required as a condition for any such amendment, supplement, or other modification to be effective for all other purposes.

(b) Notices. Any notice or other communication required or permitted hereunder shall be in writing and may be delivered personally or by commercial overnight carrier, telecopied or mailed (postage prepaid via the US postal service) to the applicable party at the following address (or at such other address as the party may designate in writing from time to time); provided, however, any such notice or communication shall be deemed to be delivered only when actually received by the party to whom it is addressed:

(1) To any Obligor:

c/o LMRK Issuer Co. LLC

400 Continental Blvd., Suite 500

El Segundo, CA 90245

Attention: George Doyle

With copies to:

Landmark Infrastructure Partners LP

400 Continental Blvd., Suite 500

El Segundo, California 90245

Attention: Legal Department

(2) To Project Manager:

c/o Landmark Infrastructure Partners GP LLC

400 Continental Blvd., Suite 500

El Segundo, CA 90245

Attention: George Doyle

With copies to:

Landmark Infrastructure Partners LP

400 Continental Blvd., Suite 500

El Segundo, California 90245

Attention: Legal Department

(c) Assignment, Etc. The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. None of the rights, interests, duties, or obligations created by this Agreement may be assigned, transferred, or delegated in whole or in part by the Project Manager or any Obligor, and any such purported assignment, transfer, or delegation shall be void; provided, however, that (i) the Obligors may assign this Agreement to the Indenture Trustee and grant a security interest in their rights and interests hereunder pursuant to the Indenture and the other Transaction Documents, (ii) the Project Manager may, in accordance with paragraph (d) below, delegate any of its obligations hereunder to one or more Sub-Managers pursuant to one or more Sub-Management Agreements and (iii) the Project Manager may, in accordance with the Operation Standards, utilize the services of third-party service providers, including Affiliates of the Project Manager, to perform all or any portion of its Services hereunder. Notwithstanding any such delegation or appointment of a third-party service provider, the Project Manager shall remain liable to the Obligors to the same extent as if the Project Manager were performing the Services alone, and the Project Manager agrees that no additional compensation shall be required to be paid by the Obligors in connection with any such delegation or third-party service provider. The Project Manager hereby acknowledges that all of the rights of the Obligors hereunder have been assigned to the Indenture Trustee as collateral security for the obligations under the NPPA and the other Transaction Documents. The Indenture Trustee is an intended third party beneficiary of this Agreement.

(d) Sub-Management Agreements.

(i) The Project Manager may enter into one or more sub-management agreements (each, a “Sub-Management Agreement”) to provide for the performance by one or more third parties, including Affiliates of the Project Manager (each, a “Sub-Manager”) of any or all of its obligations hereunder, provided that any Sub-Management Agreement shall expressly or effectively provide that if the Project Manager shall for any reason no longer act in such capacity hereunder (including pursuant to Section 22(b)), any successor to the Project Manager hereunder may thereupon either assume all of the rights and, except to the extent that they arose prior to the date of assumption, obligations of the Project Manager under such Sub-Management Agreement or alternatively, may terminate such rights and obligations, in either case without cause and without payment of any penalty or termination fee.

(ii) The Project Manager shall monitor the performance of its Sub-Managers under any Sub-Management Agreement.

(iii) The Project Manager will be solely liable for all fees owed by it to any Sub-Manager. Each Sub-Manager retained under the related Sub-Management Agreement will be reimbursed by the Project Manager for certain expenditures which it makes, generally to the same extent that the Project Manager would be reimbursed hereunder.

(e) Entire Agreement; Severability. This Agreement constitutes the entire agreement between the parties hereto, and no oral statements or prior written matter not specifically incorporated herein shall be of any force or effect. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

(f) Limitations on Liability.

(i) Notwithstanding anything herein to the contrary, neither the Project Manager nor any member, manager, director, officer, employee, shareholder or agent of the manager shall be under any liability to the Obligors or any other Person for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Project Manager against any liability to the Obligors or the Indenture Trustee for the material breach of a representation or warranty made by the Project Manager herein or against any liability which would otherwise be imposed on the Project Manager solely attributable to the Project Manager’s fraud, gross negligence or willful misconduct in the performance of the Services hereunder.

(ii) Notwithstanding anything herein to the contrary, no party will be liable to any other for special, indirect, incidental, exemplary, consequential or punitive damages, or loss of profits, arising from the relationship of the parties or the conduct of business under, or breach of, this Agreement.

(iii) Notwithstanding any other provision of this Agreement or any rights which the Project Manager might otherwise have at law, in equity, or by statute, any liability of an Obligor to the Project Manager shall be satisfied only from such Obligor’s interest in the Project Sites, the Project Documents, the insurance policies and the proceeds thereof, and then only to the extent that such Obligor has funds available to satisfy such liability in accordance with the Collateral Trust Indenture and the other Transaction Documents (any such available funds being hereinafter referred to as “Available Funds”). In the event the Available Funds of an Obligor are insufficient to pay in full any such liabilities of an Obligor, the excess of such liabilities over such Available Funds shall not constitute a claim (as defined in the United States Bankruptcy Code) against such Obligor unless and until a proceeding of the type described in Section 26(j) is commenced against such Obligor by a party other than the Project Manager or any of its Affiliates.

(iv) No officer, director, employee, agent, shareholder, member, manager or Affiliate of any Obligor or the Project Manager (except, in the case of an Obligor, for Affiliates that are also Obligors hereunder) shall in any manner be personally or individually liable for the obligations of any Obligor or the Project Manager hereunder or for any claim in any way related to this Agreement or the performance of the Services.

(v) The provisions of this Section 26(f) shall survive the expiration or earlier termination of this Agreement (whether in whole or in part).

(g) Governing Law; Submission to Jurisdiction.

(i) THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(ii) EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR, IF SUCH FEDERAL COURTS DO NOT HAVE SUBJECT MATTER OR DIVERSITY JURISDICTION FOR A PARTICULAR PROCEEDING, IN THE STATE COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT.

(h) Confidentiality. Any party succeeding to the duties of the Project Manager named herein (a “Successor Manager”) agrees to keep confidential (and (a) to cause its respective officers, directors and employees to keep confidential and (b) to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that such Successor Manager shall be permitted to disclose Information (i) to the extent required by the Transaction Documents, (ii) as requested by the Rating Agencies, (iii) to the extent such Successor Manager reasonably determines disclosure is necessary or advisable to perform services contemplated by this Agreement, (iv) the parties to the NPPA (and any supplement thereto) who are subject to the confidentiality provisions contained therein, (v) to actual or prospective Ground Lessees, (vi) if required to do so by any applicable statute, law, rule or regulation, or in working with any taxing authorities or other governmental agencies, (vii) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of such Successor Manager’s business or that of its Affiliates, (viii) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which such Successor Manager or an Affiliate or an officer, director, employer or shareholder thereof is a party, (ix) to any Affiliate, independent or internal auditor, agent, employee or attorney of such Successor Manager provided that the Project Manager advises such recipient of the confidential nature of the Information being disclosed and obtains confirmation in such form as may be acceptable to the Project Manager to the effect that such Person will keep such Information confidential and (x) any other disclosure authorized by such Successor Manager. For the purposes of this paragraph (h), the term “Information” shall mean the terms and provisions of this Agreement and all financial statements, certificates, reports, Records, agreements and information (including the Project Documents and all analyses, compilations and studies based on any of the foregoing) that relate to the Project Sites or the Services, other than any of the foregoing that are or become publicly available other than by a breach of the confidentiality provisions contained herein.

(i) Co-Issuers as Agents. Each of the Obligors hereby appoints the Co-Issuers to serve as its representatives and agents to act, make decisions, and grant any necessary consents or approvals hereunder, collectively, on behalf of such Obligor. Each Obligor hereby authorizes the Co-Issuers to take such action as agents on its behalf and to exercise such powers as are delegated to the Co-Issuers by the terms hereof, together with such powers as are reasonably incidental thereto.

(j) No Petition. Prior to the date that is one year and one day after the date on which the Indenture has been terminated in accordance with its terms, all Obligations under the Indenture and under the other Transaction Documents have been fully satisfied, the Project Manager shall not institute, or join any other Person in instituting, or authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings under the laws of the United States of America or any state thereof against any Obligor or the Guarantor.

(k) Headings. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to effect the construction of, or to be taken into consideration in interpreting, this Agreement.

(l) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), each of which when so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including, without limitation, via Portable Document Format or “PDF”) shall be as effective as delivery of a manually executed counterpart hereof.

(m) Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Project Manager:

LANDMARK INFRASTRUCTURE PARTNERS GP LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

Issuer and Obligor:

LMRK ISSUER CO. LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

Co-Issuer and Obligor:

2019-1 TRS LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

Original Project Companies and Obligors:

LD ACQUISITION COMPANY 8 LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

[Signature Page to Management Agreement]

LD ACQUISITION COMPANY 9 LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

LD ACQUISITION COMPANY 10 LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

LD TALL WALL II LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

[Signature Page to Management Agreement]

SCHEDULE I

PROJECT SITES

[Attached]

Asset ID	Address	City	State	Zip
WT154503	[Redacted]	Tehachapi	CA	[Redacted]
BB164934	[Redacted]	Los Angeles	CA	[Redacted]
BB165129	[Redacted]	Los Angeles	CA	[Redacted]
TC120898	[Redacted]	Killington	VT	[Redacted]
SO165607	[Redacted]	Township of Florence	NJ	[Redacted]
SO176304	[Redacted]	Ringoes	NJ	[Redacted]
WT142965	[Redacted]	Kahuku	HI	[Redacted]
BB176274	[Redacted]	Bronx	NY	[Redacted]
TC154165	[Redacted]	Olney	MD	[Redacted]
SO154391	[Redacted]	Joliet	IL	[Redacted]
SO154392	[Redacted]	West Chicago	IL	[Redacted]
BB176297	[Redacted]	Henderson	NV	[Redacted]
TC143054	[Redacted]	Danville	CA	[Redacted]
TC120932	[Redacted]	Manorville	NY	[Redacted]
TC143803	[Redacted]	New York	NY	[Redacted]
TC154115	[Redacted]	Dallas	TX	[Redacted]
TC132610	[Redacted]	Bronx	NY	[Redacted]
TC131995	[Redacted]	Orange Park	FL	[Redacted]
TC132417	[Redacted]	New Hyde Park	NY	[Redacted]
TC154202	[Redacted]	Manchester	NH	[Redacted]
TC132351	[Redacted]	Saint Louis	MO	[Redacted]
TC132306	[Redacted]	Lawrence	NY	[Redacted]
TC153871	[Redacted]	New York	NY	[Redacted]
TC110530	[Redacted]	Melville	NY	[Redacted]
TC120896	[Redacted]	Killington	VT	[Redacted]
TC153922	[Redacted]	Bronx	NY	[Redacted]
TC110348	[Redacted]	Somerset	NJ	[Redacted]
TC110349	[Redacted]	Somerset	NJ	[Redacted]
TC143746	[Redacted]	Kingston	NY	[Redacted]
TC154006	[Redacted]	North Miami Beach	FL	[Redacted]
TC132013	[Redacted]	Boulder	CO	[Redacted]
TC110567	[Redacted]	Willamette Meridian	OR	[Redacted]
TC121843	[Redacted]	Chicago	IL	[Redacted]
TC110550	[Redacted]	Las Vegas	NV	[Redacted]
TC153938	[Redacted]	Largo	FL	[Redacted]
TC143062	[Redacted]	Danville	CA	[Redacted]
TC143057	[Redacted]	Danville	CA	[Redacted]
TC120941	[Redacted]	Northridge	CA	[Redacted]
TC120671	[Redacted]	Cherry Hill	NJ	[Redacted]
TC131968	[Redacted]	Miami	FL	[Redacted]
TC110531	[Redacted]	Melville	NY	[Redacted]
TC120892	[Redacted]	Newark	NJ	[Redacted]
TC120747	[Redacted]	Jersey City	NJ	[Redacted]
TC153843	[Redacted]	Brooklyn	NY	[Redacted]
TC121734	[Redacted]	Bronx	NY	[Redacted]
TC120985	[Redacted]	Lake Mary	FL	[Redacted]

Asset ID	Address	City	State	Zip
TC142935	[Redacted]	San Pedro	CA	[Redacted]
TC121097	[Redacted]	Stonington	CT	[Redacted]
TC121696	[Redacted]	Klamath Falls	OR	[Redacted]
TC120653	[Redacted]	Lakeside	CA	[Redacted]
TC153815	[Redacted]	Union City	NJ	[Redacted]
TC110569	[Redacted]	Willamette Meridian	OR	[Redacted]
TC121875	[Redacted]	Hertford	NC	[Redacted]
TC153852	[Redacted]	La Puente	CA	[Redacted]
TC121859	[Redacted]	Colorado Springs	CO	[Redacted]
TC132347	[Redacted]	Brighton	MA	[Redacted]
TC143747	[Redacted]	Kingston	NY	[Redacted]
TC132609	[Redacted]	Bronx	NY	[Redacted]
TC143706	[Redacted]	El Cerrito	CA	[Redacted]
TC121866	[Redacted]	Immokalee	FL	[Redacted]
TC142859	[Redacted]	Newark	NJ	[Redacted]
TC110568	[Redacted]	Willamette Meridian	OR	[Redacted]
TC132326	[Redacted]	Bronx	NY	[Redacted]
TC132194	[Redacted]	Brooklyn	NY	[Redacted]
TC110433	[Redacted]	Arleta	CA	[Redacted]
TC153923	[Redacted]	Palisades Park	NJ	[Redacted]
TC110400	[Redacted]	Hialeah	FL	[Redacted]
TC110556	[Redacted]	Sun City	CA	[Redacted]
TC143083	[Redacted]	Parsippany	NJ	[Redacted]
TC120818	[Redacted]	Zion	IL	[Redacted]
TC121842	[Redacted]	Chicago	IL	[Redacted]
TC110557	[Redacted]	Sun City	CA	[Redacted]
TC132213	[Redacted]	Springfield	MA	[Redacted]
TC131990	[Redacted]	Union City	NJ	[Redacted]
TC110376	[Redacted]	Bristol	CT	[Redacted]
TC142856	[Redacted]	Rancho Mirage	CA	[Redacted]
TC120893	[Redacted]	Newark	NJ	[Redacted]
TC154029	[Redacted]	Englewood	CO	[Redacted]
TC132486	[Redacted]	Southington	CT	[Redacted]
TC131958	[Redacted]	Gainesville	FL	[Redacted]
TC153936	[Redacted]	Largo	FL	[Redacted]
TC143702	[Redacted]	Pleasanton	CA	[Redacted]
TC120920	[Redacted]	Bridgeton	NJ	[Redacted]
TC132173	[Redacted]	Jersey City	NJ	[Redacted]
TC121007	[Redacted]	Los Angeles	CA	[Redacted]
TC132308	[Redacted]	Lawrence	NY	[Redacted]
TC120784	[Redacted]	Miami	FL	[Redacted]
TC143084	[Redacted]	Parsippany	NJ	[Redacted]
TC154032	[Redacted]	Winnetka	CA	[Redacted]
TC120988	[Redacted]	Lakewood	NJ	[Redacted]
TC153869	[Redacted]	Hollywood	FL	[Redacted]
TC110413	[Redacted]	Hackettstown	NJ	[Redacted]

Asset ID	Address	City	State	Zip
TC132750	[Redacted]	Newark	NJ	[Redacted]
TC153925	[Redacted]	Palisades Park	NJ	[Redacted]
TC132824	[Redacted]	Tacoma	WA	[Redacted]
TC153870	[Redacted]	New York	NY	[Redacted]
TC143259	[Redacted]	Interlaken	NY	[Redacted]
TC165006	[Redacted]	Syracuse	NY	[Redacted]
TC121065	[Redacted]	San Diego	CA	[Redacted]
TC121768	[Redacted]	San Antonio	TX	[Redacted]
TC153860	[Redacted]	Waterbury	CT	[Redacted]
TC132248	[Redacted]	Napa	CA	[Redacted]
TC110418	[Redacted]	Sevierville	TN	[Redacted]
TC121034	[Redacted]	Owosso	MI	[Redacted]
TC153809	[Redacted]	Ridgefield	NJ	[Redacted]
TC121689	[Redacted]	Orange	NJ	[Redacted]
TC154030	[Redacted]	Colorado Springs	CO	[Redacted]
TC121036	[Redacted]	Henderson	NV	[Redacted]
TC120939	[Redacted]	Northridge	CA	[Redacted]
TC120922	[Redacted]	Greeley	CO	[Redacted]
TC154005	[Redacted]	North Miami Beach	FL	[Redacted]
TC120894	[Redacted]	Newark	NJ	[Redacted]
TC153886	[Redacted]	Saint Joseph	MI	[Redacted]
TC153931	[Redacted]	Brooklyn	NY	[Redacted]
TC100081	[Redacted]	Paterson	NJ	[Redacted]
TC132006	[Redacted]	Worcester	MA	[Redacted]
TC143800	[Redacted]	Hartland	WI	[Redacted]
TC154130	[Redacted]	Brooklyn	NY	[Redacted]
TC121072	[Redacted]	Phoenix	AZ	[Redacted]
TC121070	[Redacted]	Phoenix	AZ	[Redacted]
TC153984	[Redacted]	Santa Rosa	CA	[Redacted]
TC121810	[Redacted]	Bartlett	NH	[Redacted]
TC143196	[Redacted]	Panorama City	CA	[Redacted]
TC143637	[Redacted]	Draper	UT	[Redacted]
TC120942	[Redacted]	South Richmond Hill	NY	[Redacted]
TC153890	[Redacted]	Brooklyn	NY	[Redacted]
TC110377	[Redacted]	Bristol	CT	[Redacted]
TC121735	[Redacted]	New York	NY	[Redacted]
TC153932	[Redacted]	Brooklyn	NY	[Redacted]
TC132702	[Redacted]	Dorchester	MA	[Redacted]
TC110363	[Redacted]	Phoenix	AZ	[Redacted]
TC121025	[Redacted]	Bronx	NY	[Redacted]
TC132009	[Redacted]	Worcester	MA	[Redacted]
TC121760	[Redacted]	Harvard	IL	[Redacted]
TC132066	[Redacted]	West Palm Beach	FL	[Redacted]
TC110505	[Redacted]	Torrance	CA	[Redacted]
TC131969	[Redacted]	McDonough	GA	[Redacted]
TC121071	[Redacted]	Phoenix	AZ	[Redacted]

Asset ID	Address	City	State	Zip
TC121066	[Redacted]	Franklin	NJ	[Redacted]
TC132052	[Redacted]	Burnham	IL	[Redacted]
TC132588	[Redacted]	Columbus	GA	[Redacted]
TC110311	[Redacted]	Chicago	IL	[Redacted]
TC132687	[Redacted]	Bayonne	NJ	[Redacted]
TC110374	[Redacted]	Bristol	CT	[Redacted]
TC110560	[Redacted]	Hartford	CT	[Redacted]
TC132286	[Redacted]	Burbank	IL	[Redacted]
TC154106	[Redacted]	Webster Groves	MO	[Redacted]
TC110499	[Redacted]	Fountain Hills	AZ	[Redacted]
TC132031	[Redacted]	Cutler	CA	[Redacted]
TC154056	[Redacted]	Schenectady	NY	[Redacted]
TC143115	[Redacted]	Santa Rosa	CA	[Redacted]
TC110588	[Redacted]	East Orange	NJ	[Redacted]
TC154058	[Redacted]	Schenectady	NY	[Redacted]
TC131959	[Redacted]	Warner	OK	[Redacted]
TC132223	[Redacted]	Washington	DC	[Redacted]
TC142936	[Redacted]	San Pedro	CA	[Redacted]
TC143116	[Redacted]	Santa Rosa	CA	[Redacted]
TC120817	[Redacted]	Zion	IL	[Redacted]
TC153808	[Redacted]	Ridgefield	NJ	[Redacted]
TC154144	[Redacted]	Spring Valley	NY	[Redacted]
TC153924	[Redacted]	Palisades Park	NJ	[Redacted]
TC110359	[Redacted]	Henderson	NV	[Redacted]
TC121683	[Redacted]	Chicago	IL	[Redacted]
TC154063	[Redacted]	Deland	FL	[Redacted]
TC110558	[Redacted]	Sun City	CA	[Redacted]
TC153873	[Redacted]	Schiller Park	IL	[Redacted]
TC143677	[Redacted]	Philadelphia	PA	[Redacted]
TC131938	[Redacted]	Sparks	NV	[Redacted]
TC110591	[Redacted]	East Orange	NJ	[Redacted]
TC132803	[Redacted]	San Martin	CA	[Redacted]
TC132312	[Redacted]	Bronx	NY	[Redacted]
TC120736	[Redacted]	Elizabeth	NJ	[Redacted]
TC132249	[Redacted]	Temple City	CA	[Redacted]
TC121081	[Redacted]	La Grande	OR	[Redacted]
TC121876	[Redacted]	Hertford	NC	[Redacted]
TC132282	[Redacted]	Willingboro	NJ	[Redacted]
TC132206	[Redacted]	Chicago	IL	[Redacted]
TC110586	[Redacted]	Signal Hill	CA	[Redacted]
TC121102	[Redacted]	Allouez	WI	[Redacted]
TC132219	[Redacted]	Macomb	MI	[Redacted]
TC153891	[Redacted]	Brooklyn	NY	[Redacted]
TC154068	[Redacted]	Lake Forest	CA	[Redacted]
TC132212	[Redacted]	Springfield	MA	[Redacted]
TC143114	[Redacted]	Santa Rosa	CA	[Redacted]

Asset ID	Address	City	State	Zip
TC131936	[Redacted]	East Orange	NJ	[Redacted]
TC132296	[Redacted]	Burbank	IL	[Redacted]
TC110489	[Redacted]	Floral Park	NY	[Redacted]
TC110596	[Redacted]	Natick	MA	[Redacted]
TC143672	[Redacted]	Laporte	CO	[Redacted]
TC121811	[Redacted]	Bronx	NY	[Redacted]
TC121098	[Redacted]	Stonington	CT	[Redacted]
TC132443	[Redacted]	Jersey City	NJ	[Redacted]
TC131943	[Redacted]	Kansas City	MO	[Redacted]
TC143110	[Redacted]	Brooklyn	NY	[Redacted]
TC143117	[Redacted]	Santa Rosa	CA	[Redacted]
TC121755	[Redacted]	Philadelphia	PA	[Redacted]
TC132309	[Redacted]	Lawrence	NY	[Redacted]
TC154026	[Redacted]	Aurora	CO	[Redacted]
TC154028	[Redacted]	Englewood	CO	[Redacted]
TC121076	[Redacted]	Palmdale	CA	[Redacted]
TC121080	[Redacted]	La Grande	OR	[Redacted]
TC143760	[Redacted]	Woodbridge	VA	[Redacted]
TC153812	[Redacted]	Bergenfield	NJ	[Redacted]
TC154089	[Redacted]	Butler	MD	[Redacted]
TC120822	[Redacted]	Rochelle	IL	[Redacted]
TC132507	[Redacted]	Phoenix	AZ	[Redacted]
TC132211	[Redacted]	Springfield	MA	[Redacted]
TC132216	[Redacted]	Franklin	MA	[Redacted]
TC121792	[Redacted]	Wheeling	IL	[Redacted]
TC154126	[Redacted]	Brooklyn	NY	[Redacted]
TC143774	[Redacted]	Peoria	IL	[Redacted]
TC120957	[Redacted]	Peoria	AZ	[Redacted]
TC154132	[Redacted]	Brooklyn	NY	[Redacted]
TC154057	[Redacted]	Schenectady	NY	[Redacted]
TC132445	[Redacted]	West New York	NJ	[Redacted]
TC121785	[Redacted]	Bartlett	NH	[Redacted]
TC154091	[Redacted]	Brooklyn	NY	[Redacted]
TC121747	[Redacted]	Olathe	KS	[Redacted]
TC132415	[Redacted]	New Hyde Park	NY	[Redacted]
TC120958	[Redacted]	Peoria	AZ	[Redacted]
TC120785	[Redacted]	Miami	FL	[Redacted]
TC154017	[Redacted]	Rockford	IL	[Redacted]
TC154103	[Redacted]	Las Vegas	NV	[Redacted]
TC154273	[Redacted]	Milwaukee	WI	[Redacted]
TC153813	[Redacted]	Fairview	NJ	[Redacted]
TC153933	[Redacted]	Jacksonville	FL	[Redacted]
TC121722	[Redacted]	Peoria	IL	[Redacted]
TC153916	[Redacted]	Vernon	CA	[Redacted]
TC154078	[Redacted]	Aurora	CO	[Redacted]
TC110496	[Redacted]	Saugus	MA	[Redacted]

Asset ID	Address	City	State	Zip
TC110470	[Redacted]	Los Angeles	CA	[Redacted]
TC110139	[Redacted]	Lowell	MA	[Redacted]
TC120764	[Redacted]	Bronx	NY	[Redacted]
TC132008	[Redacted]	Worcester	MA	[Redacted]
TC132018	[Redacted]	Stockton	CA	[Redacted]
TC153861	[Redacted]	Waterbury	CT	[Redacted]
TC110589	[Redacted]	East Orange	NJ	[Redacted]
TC132372	[Redacted]	Rancho Cucamonga	CA	[Redacted]
TC154035	[Redacted]	Orange	NJ	[Redacted]
TC154111	[Redacted]	Escondido	CA	[Redacted]
TC120951	[Redacted]	Oakdale	MN	[Redacted]
TC132352	[Redacted]	Walnut	CA	[Redacted]
TC142971	[Redacted]	Orlando	FL	[Redacted]
TC110481	[Redacted]	Lombard	IL	[Redacted]
TC121750	[Redacted]	Chicago	IL	[Redacted]
TC121690	[Redacted]	Littleton	CO	[Redacted]
TC143773	[Redacted]	Peoria	IL	[Redacted]
TC143791	[Redacted]	Trenton	NJ	[Redacted]
TC110326	[Redacted]	Vista	CA	[Redacted]
TC132221	[Redacted]	Macomb	MI	[Redacted]
TC153814	[Redacted]	West New York	NJ	[Redacted]
TC153943	[Redacted]	Brentwood	NY	[Redacted]
TC153875	[Redacted]	San Jose	CA	[Redacted]
TC121697	[Redacted]	Los Angeles	CA	[Redacted]
TC154079	[Redacted]	NORTH MIAMI	FL	[Redacted]
TC120973	[Redacted]	Antioch	IL	[Redacted]
TC154024	[Redacted]	Myrtle Beach	SC	[Redacted]
TC132178	[Redacted]	Paterson	NJ	[Redacted]
TC121727	[Redacted]	Philadelphia	PA	[Redacted]
TC121817	[Redacted]	Sacramento	CA	[Redacted]
TC132028	[Redacted]	Willcox	AZ	[Redacted]
TC110436	[Redacted]	McKinney	TX	[Redacted]
TC121687	[Redacted]	Clifton	NJ	[Redacted]
TC154164	[Redacted]	Detroit	MI	[Redacted]
TC131979	[Redacted]	Winchester	CA	[Redacted]
TC121096	[Redacted]	Phoenix	AZ	[Redacted]
TC110528	[Redacted]	Chicago	IL	[Redacted]
TC131976	[Redacted]	Waukegan	IL	[Redacted]
TC132307	[Redacted]	Lawrence	NY	[Redacted]
TC110597	[Redacted]	Natick	MA	[Redacted]
TC121000	[Redacted]	Haltom City	TX	[Redacted]
TC153811	[Redacted]	Bergenfield	NJ	[Redacted]
TC153937	[Redacted]	Largo	FL	[Redacted]
TC154104	[Redacted]	Boyne Falls	MI	[Redacted]
TC120925	[Redacted]	Santa Fe	NM	[Redacted]
TC110527	[Redacted]	Chicago	IL	[Redacted]

Asset ID	Address	City	State	Zip
TC121793	[Redacted]	Wheeling	IL	[Redacted]
TC110325	[Redacted]	Vista	CA	[Redacted]
TC110395	[Redacted]	Dallas	TX	[Redacted]
TC143043	[Redacted]	Ellisville	MO	[Redacted]
TC120742	[Redacted]	Ukiah	CA	[Redacted]
TC143017	[Redacted]	Adairsville	GA	[Redacted]
TC120803	[Redacted]	Atlanta	GA	[Redacted]
TC110432	[Redacted]	Arleta	CA	[Redacted]
TC153889	[Redacted]	Brooklyn	NY	[Redacted]
TC154316	[Redacted]	Horn Lake	MS	[Redacted]
TC120967	[Redacted]	Newark	NJ	[Redacted]
TC153887	[Redacted]	Houston	TX	[Redacted]
TC143717	[Redacted]	Riverside	CA	[Redacted]
TC121082	[Redacted]	La Grande	OR	[Redacted]
TC132285	[Redacted]	Burbank	IL	[Redacted]
TC120944	[Redacted]	Bend	OR	[Redacted]
TC120708	[Redacted]	Watkins	CO	[Redacted]
TC153895	[Redacted]	Woodbridge	VA	[Redacted]
TC153934	[Redacted]	Mary Esther	FL	[Redacted]
TC143386	[Redacted]	Orlando	FL	[Redacted]
TC154114	[Redacted]	Tampa	FL	[Redacted]
TC131989	[Redacted]	College Point	NY	[Redacted]
TC120807	[Redacted]	Apex	NC	[Redacted]
TC121004	[Redacted]	Troy	OH	[Redacted]
TC132179	[Redacted]	Paterson	NJ	[Redacted]
TC121858	[Redacted]	New Orleans	LA	[Redacted]
TC120987	[Redacted]	Jacksonville	FL	[Redacted]
TC121067	[Redacted]	Franklin	NJ	[Redacted]
TC132397	[Redacted]	Kissimmee	FL	[Redacted]
TC154059	[Redacted]	Schenectady	NY	[Redacted]
TC120630	[Redacted]	San Bernardino	CA	[Redacted]
TC132287	[Redacted]	Paterson	NJ	[Redacted]
TC143683	[Redacted]	Sacramento	CA	[Redacted]
TC121688	[Redacted]	Rutherford	NJ	[Redacted]
TC143670	[Redacted]	Laporte	CO	[Redacted]
TC131898	[Redacted]	Brooklyn	NY	[Redacted]
TC121869	[Redacted]	Jefferson	OR	[Redacted]
TC121863	[Redacted]	Gaylordsville	CT	[Redacted]
TC132338	[Redacted]	Philadelphia	PA	[Redacted]
TC120751	[Redacted]	Carson	CA	[Redacted]
TC121878	[Redacted]	Eagle Mountain	UT	[Redacted]
TC132210	[Redacted]	Springfield	MA	[Redacted]
TC143722	[Redacted]	Albuquerque	NM	[Redacted]
TC143776	[Redacted]	Shorewood	WI	[Redacted]
TC142975	[Redacted]	Weston	FL	[Redacted]
TC131905	[Redacted]	Loris	SC	[Redacted]

Asset ID	Address	City	State	Zip
TC120940	[Redacted]	Northridge	CA	[Redacted]
TC121786	[Redacted]	Vancouver	WA	[Redacted]
TC120924	[Redacted]	Saranac Lake	NY	[Redacted]
TC132125	[Redacted]	Santa Maria	CA	[Redacted]
TC142911	[Redacted]	Independence	KS	[Redacted]
TC143232	[Redacted]	Fairborn	OH	[Redacted]
TC143109	[Redacted]	Brooklyn	NY	[Redacted]
TC132302	[Redacted]	Conway	AR	[Redacted]
TC120935	[Redacted]	Big Bear Lake	CA	[Redacted]
TC132017	[Redacted]	Stockton	CA	[Redacted]
TC153950	[Redacted]	New Orleans	LA	[Redacted]
TC120773	[Redacted]	Tombstone	AZ	[Redacted]
TC154033	[Redacted]	Appleton	WI	[Redacted]
TC154449	[Redacted]	Houston	TX	[Redacted]
TC120752	[Redacted]	Carson	CA	[Redacted]
TC154031	[Redacted]	San Jose	CA	[Redacted]
TC131978	[Redacted]	Winchester	CA	[Redacted]
TC154015	[Redacted]	Bronx	NY	[Redacted]
TC110237	[Redacted]	Bennett	CO	[Redacted]
TC153992	[Redacted]	Hesperia	CA	[Redacted]
TC120989	[Redacted]	Lakewood	NJ	[Redacted]
TC121700	[Redacted]	Tulsa	OK	[Redacted]
TC110455	[Redacted]	Philadelphia	PA	[Redacted]
TC120933	[Redacted]	Manorville	NY	[Redacted]
TC153945	[Redacted]	Columbia	MO	[Redacted]
TC120948	[Redacted]	Pittsburgh	PA	[Redacted]
TC120631	[Redacted]	San Bernardino	CA	[Redacted]
TC154288	[Redacted]	Newark	NJ	[Redacted]
TC110504	[Redacted]	Torrance	CA	[Redacted]
TC120970	[Redacted]	Pittston	PA	[Redacted]
TC120921	[Redacted]	Greeley	CO	[Redacted]
TC142973	[Redacted]	Orlando	FL	[Redacted]
TC121794	[Redacted]	Wheeling	IL	[Redacted]
TC120993	[Redacted]	Owosso	MI	[Redacted]
TC154016	[Redacted]	Burlington	KY	[Redacted]
TC142985	[Redacted]	Tulsa	OK	[Redacted]
TC110360	[Redacted]	Henderson	NV	[Redacted]
TC110448	[Redacted]	Henderson	NV	[Redacted]
TC132340	[Redacted]	Darien	GA	[Redacted]
TC121703	[Redacted]	Tulsa	OK	[Redacted]
TC120930	[Redacted]	Manorville	NY	[Redacted]
TC132167	[Redacted]	Sherwood	OR	[Redacted]
TC132217	[Redacted]	Wyoming	MI	[Redacted]
TC110600	[Redacted]	Natick	MA	[Redacted]
TC121745	[Redacted]	Olathe	KS	[Redacted]
TC121741	[Redacted]	San Antonio	TX	[Redacted]

Asset ID	Address	City	State	Zip
TC142972	[Redacted]	Orlando	FL	[Redacted]
TC121883	[Redacted]	Crawford	TX	[Redacted]
TC121710	[Redacted]	South Gate	CA	[Redacted]
TC132541	[Redacted]	Olathe	KS	[Redacted]
TC131980	[Redacted]	Winchester	CA	[Redacted]
TC120707	[Redacted]	Watkins	CO	[Redacted]
TC154107	[Redacted]	Grayslake	IL	[Redacted]
TC120660	[Redacted]	Boynton Beach	FL	[Redacted]
TC154287	[Redacted]	Newark	NJ	[Redacted]
TC132283	[Redacted]	Sarasota	FL	[Redacted]
TC154161	[Redacted]	Phoenix	AZ	[Redacted]
TC120780	[Redacted]	Midlothian	IL	[Redacted]
TC132182	[Redacted]	Warrenton	MO	[Redacted]
TC120931	[Redacted]	Manorville	NY	[Redacted]
TC143635	[Redacted]	Milwaukee	WI	[Redacted]
TC121104	[Redacted]	New Braunfels	TX	[Redacted]
TC110454	[Redacted]	Philadelphia	PA	[Redacted]
TC154272	[Redacted]	Milwaukee	WI	[Redacted]
TC110555	[Redacted]	Pasadena	CA	[Redacted]
TC132250	[Redacted]	Temple City	CA	[Redacted]
TC132821	[Redacted]	Provo	UT	[Redacted]
TC153864	[Redacted]	Maple Heights	OH	[Redacted]
TC120820	[Redacted]	New Braunfels	TX	[Redacted]
TC121746	[Redacted]	Olathe	KS	[Redacted]
TC131939	[Redacted]	Sparks	NV	[Redacted]
TC110450	[Redacted]	Arlington	TX	[Redacted]
TC154172	[Redacted]	Warrensburg	MO	[Redacted]
TC154112	[Redacted]	Escondido	CA	[Redacted]
TC120936	[Redacted]	Big Bear Lake	CA	[Redacted]
TC154027	[Redacted]	Englewood	CO	[Redacted]
TC132016	[Redacted]	Stockton	CA	[Redacted]
TC154150	[Redacted]	Greenville	SC	[Redacted]
TC110526	[Redacted]	Barstow	CA	[Redacted]
TC120672	[Redacted]	Phoenix	AZ	[Redacted]
TC132106	[Redacted]	San Antonio	TX	[Redacted]
TC131953	[Redacted]	Madison	WI	[Redacted]
TC121819	[Redacted]	Sacramento	CA	[Redacted]
TC143397	[Redacted]	Mesick	MI	[Redacted]
TC142926	[Redacted]	Conway	AR	[Redacted]
TC120687	[Redacted]	Various	NV	[Redacted]
TC110327	[Redacted]	Vista	CA	[Redacted]
TC143008	[Redacted]	Newark	NJ	[Redacted]
TC154155	[Redacted]	Dos Palos	CA	[Redacted]
TC120984	[Redacted]	Hurst	TX	[Redacted]
TC132090	[Redacted]	San Antonio	TX	[Redacted]
TC143671	[Redacted]	Laporte	CO	[Redacted]

Asset ID	Address	City	State	Zip
TC131975	[Redacted]	Texas City	TX	[Redacted]
TC132165	[Redacted]	Fort Worth	TX	[Redacted]
TC153835	[Redacted]	Linwood	MI	[Redacted]
TC121797	[Redacted]	Watertown	NY	[Redacted]
TC142959	[Redacted]	Cleveland	TX	[Redacted]
TC154093	[Redacted]	Mobile	AL	[Redacted]
TC120647	[Redacted]	Harrisburg	PA	[Redacted]
TC153820	[Redacted]	Overland Park	KS	[Redacted]
TC153816	[Redacted]	Omaha	NE	[Redacted]
TC120952	[Redacted]	Oakdale	MN	[Redacted]
TC142927	[Redacted]	Conway	AR	[Redacted]
TC132387	[Redacted]	Sioux City	IA	[Redacted]
TC110506	[Redacted]	Seattle	WA	[Redacted]
TC154124	[Redacted]	New York	NY	[Redacted]
TC153952	[Redacted]	Bradenton	FL	[Redacted]
TC153867	[Redacted]	Chehalis	WA	[Redacted]
TC110381	[Redacted]	Tacoma	WA	[Redacted]
TC110234	[Redacted]	Las Vegas	NV	[Redacted]
TC132175	[Redacted]	Bladenboro	NC	[Redacted]
TC120946	[Redacted]	Bend	OR	[Redacted]
TC110440	[Redacted]	Salem	OR	[Redacted]
TC110578	[Redacted]	Scottsdale	AZ	[Redacted]
TC110577	[Redacted]	Scottsdale	AZ	[Redacted]
TC121744	[Redacted]	Georgetown	TX	[Redacted]
TC121774	[Redacted]	Kilgore	TX	[Redacted]
TC154159	[Redacted]	New York	NY	[Redacted]
TC132168	[Redacted]	Sherwood	OR	[Redacted]
TC132032	[Redacted]	Cutler	CA	[Redacted]
TC154262	[Redacted]	Humble	TX	[Redacted]
TC154266	[Redacted]	Magnolia	TX	[Redacted]
TC132292	[Redacted]	Burbank	IL	[Redacted]
TC120801	[Redacted]	Mesquite	TX	[Redacted]
TC143089	[Redacted]	Fountain Hills	AZ	[Redacted]
TC132087	[Redacted]	Worth	PA	[Redacted]
TC120783	[Redacted]	Midlothian	IL	[Redacted]
TC121763	[Redacted]	Burnett	WI	[Redacted]
TC120986	[Redacted]	San Diego	CA	[Redacted]
TC132204	[Redacted]	Kaukauna	WI	[Redacted]
TC154160	[Redacted]	Garden	MI	[Redacted]
TC121701	[Redacted]	Tulsa	OK	[Redacted]
TC132500	[Redacted]	Tucson	AZ	[Redacted]
TC120781	[Redacted]	Midlothian	IL	[Redacted]
TC154271	[Redacted]	Milwaukee	WI	[Redacted]
TC120740	[Redacted]	Memphis	TN	[Redacted]
TC121733	[Redacted]	Miami	FL	[Redacted]
TC153967	[Redacted]	St. George	UT	[Redacted]

Asset ID	Address	City	State	Zip
TC132331	[Redacted]	Conroe	TX	[Redacted]
TC132003	[Redacted]	Orange	TX	[Redacted]
TC121077	[Redacted]	Palmdale	CA	[Redacted]
TC132176	[Redacted]	Roseville	CA	[Redacted]
TC132041	[Redacted]	Minnetonka	MN	[Redacted]
TC154257	[Redacted]	New York	NY	[Redacted]
TC154193	[Redacted]	El Paso	TX	[Redacted]
TC121790	[Redacted]	Gulfport	MS	[Redacted]
TC120997	[Redacted]	Mcgregor	TX	[Redacted]
TC121751	[Redacted]	Chicago	IL	[Redacted]
TC153855	[Redacted]	Houston	TX	[Redacted]
TC110605	[Redacted]	San Antonio	TX	[Redacted]
TC132823	[Redacted]	Buffalo Junction	VA	[Redacted]
TC120895	[Redacted]	Las Vegas	NV	[Redacted]
TC153930	[Redacted]	Rockport	TX	[Redacted]
TC121824	[Redacted]	Springfield	CO	[Redacted]
TC132086	[Redacted]	Lake Charles	LA	[Redacted]
TC132330	[Redacted]	Conroe	TX	[Redacted]
TC121718	[Redacted]	Smiths	AL	[Redacted]
TC121021	[Redacted]	Shreveport	LA	[Redacted]
TC153977	[Redacted]	Vacaville	CA	[Redacted]
TC154158	[Redacted]	New York	NY	[Redacted]
TC132000	[Redacted]	Fort Worth	TX	[Redacted]
TC110414	[Redacted]	Alvarado	TX	[Redacted]
TC120689	[Redacted]	Various	NV	[Redacted]
TC120692	[Redacted]	Various	NV	[Redacted]
TC154199	[Redacted]	Williamson	WV	[Redacted]
TC121694	[Redacted]	Knoxville	TN	[Redacted]
TC132065	[Redacted]	Mobile	AL	[Redacted]
TC154034	[Redacted]	Canton	OH	[Redacted]
TC154260	[Redacted]	New York	NY	[Redacted]
TC120682	[Redacted]	Various	NV	[Redacted]
TC121075	[Redacted]	Wasilla	AK	[Redacted]
TC132029	[Redacted]	Hannibal	MO	[Redacted]
TC143713	[Redacted]	Clive	IA	[Redacted]
TC121684	[Redacted]	Colorado Springs	CO	[Redacted]
TC154259	[Redacted]	New York	NY	[Redacted]
TC132760	[Redacted]	La Mesa	NM	[Redacted]
TC143732	[Redacted]	Columbus	OH	[Redacted]
TC121056	[Redacted]	Los Banos	CA	[Redacted]
TC153907	[Redacted]	New Market	TN	[Redacted]
TC110412	[Redacted]	Tucson	AZ	[Redacted]
TC153866	[Redacted]	Chehalis	WA	[Redacted]
TC120639	[Redacted]	Blawnox	PA	[Redacted]
TC131907	[Redacted]	Milwaukee	WI	[Redacted]
TC120992	[Redacted]	Dallas	TX	[Redacted]

Asset ID	Address	City	State	Zip
TC154083	[Redacted]	San Angelo	TX	[Redacted]
TC154000	[Redacted]	Portland	OR	[Redacted]
TC120976	[Redacted]	Butler	TN	[Redacted]
TC153959	[Redacted]	Weslaco	TX	[Redacted]
TC154097	[Redacted]	Springfield	MO	[Redacted]
TC132137	[Redacted]	LIttle River	CA	[Redacted]
TC131926	[Redacted]	Cullman	AL	[Redacted]
TC121788	[Redacted]	Youngstown	OH	[Redacted]
TC121767	[Redacted]	San Antonio	TX	[Redacted]
TC110514	[Redacted]	Milton	FL	[Redacted]
TC154036	[Redacted]	Lake Stevens	WA	[Redacted]
TC143786	[Redacted]	Sioux Falls	SD	[Redacted]
TC110228	[Redacted]	Wichita	KS	[Redacted]
TC131956	[Redacted]	Dallas	TX	[Redacted]
TC153881	[Redacted]	Viola	IL	[Redacted]
TC110420	[Redacted]	Ellenwood	GA	[Redacted]
TC154140	[Redacted]	Brooklyn	NY	[Redacted]
TC154147	[Redacted]	Brooklyn	NY	[Redacted]
TC121020	[Redacted]	New Lebanon	OH	[Redacted]
TC120694	[Redacted]	Various	NV	[Redacted]
TC132109	[Redacted]	Tabor	SD	[Redacted]
TC121055	[Redacted]	Los Banos	CA	[Redacted]
TC132061	[Redacted]	Alvarado	TX	[Redacted]
TC120972	[Redacted]	Shreveport	LA	[Redacted]
TC154157	[Redacted]	Odessa	TX	[Redacted]
TC121079	[Redacted]	Palmdale	CA	[Redacted]
TC120775	[Redacted]	Tombstone	AZ	[Redacted]
TC120774	[Redacted]	Tombstone	AZ	[Redacted]
TC143159	[Redacted]	Asheboro	NC	[Redacted]
TC121103	[Redacted]	Waco	TX	[Redacted]
TC132556	[Redacted]	Elmdale	KS	[Redacted]
TC143784	[Redacted]	Shohola	PA	[Redacted]
TC143742	[Redacted]	Castle Rock	WA	[Redacted]
TC132136	[Redacted]	Sioux Falls	SD	[Redacted]
TC132355	[Redacted]	Houston	TX	[Redacted]
TC132164	[Redacted]	Newberry Springs	CA	[Redacted]
TC132242	[Redacted]	Oxford	MS	[Redacted]
TC154173	[Redacted]	Warrensburg	MO	[Redacted]
TC143793	[Redacted]	Dayton	TX	[Redacted]
TC120996	[Redacted]	Longview	TX	[Redacted]
TC132123	[Redacted]	Santa Maria	CA	[Redacted]
TC120919	[Redacted]	Houston	TX	[Redacted]
TC132245	[Redacted]	Rio Grande City	TX	[Redacted]
TC120779	[Redacted]	Midlothian	IL	[Redacted]
TC153939	[Redacted]	Murphysboro	IL	[Redacted]
TC154014	[Redacted]	Huntsville	TX	[Redacted]

Asset ID	Address	City	State	Zip
TC143675	[Redacted]	Mattawa	WA	[Redacted]
TC132138	[Redacted]	Arcadia	LA	[Redacted]
TC121762	[Redacted]	Henderson	NC	[Redacted]
TC153942	[Redacted]	Rocky Mount	NC	[Redacted]
TC120883	[Redacted]	Philadelphia	PA	[Redacted]
TC142872	[Redacted]	Quapaw	OK	[Redacted]
TC153976	[Redacted]	College Station	TX	[Redacted]
TC120971	[Redacted]	Missoula	MT	[Redacted]
TC110502	[Redacted]	Mound House	NV	[Redacted]
TC110419	[Redacted]	Langley	WA	[Redacted]
TC143187	[Redacted]	Leeds	UT	[Redacted]
TC153818	[Redacted]	Bay City	TX	[Redacted]
TC110342	[Redacted]	Las Vegas	NV	[Redacted]
TC143669	[Redacted]	Cookeville	TN	[Redacted]
TC132084	[Redacted]	Davis	OK	[Redacted]
TC121798	[Redacted]	Hurricane	UT	[Redacted]
TC143036	[Redacted]	Harrisburg	PA	[Redacted]
TC120954	[Redacted]	Angleton	TX	[Redacted]
TC143796	[Redacted]	Oakhurst	TX	[Redacted]
TC132045	[Redacted]	Hearne	TX	[Redacted]
TC120690	[Redacted]	Lander	NV	[Redacted]
TC131910	[Redacted]	Henry	SD	[Redacted]
TC143799	[Redacted]	Hartland	WI	[Redacted]
TC143003	[Redacted]	Macon	IL	[Redacted]
TC154044	[Redacted]	Granton	WI	[Redacted]
TC132015	[Redacted]	Howes	SD	[Redacted]
TC132088	[Redacted]	Swartz	LA	[Redacted]
TC132163	[Redacted]	Humboldt	KS	[Redacted]
TC154018	[Redacted]	Raymond	MS	[Redacted]
TC154023	[Redacted]	Harlingen	TX	[Redacted]
TC143136	[Redacted]	Monticello	MS	[Redacted]
TC131908	[Redacted]	Selby	SD	[Redacted]
TC132053	[Redacted]	Bogue Chitto	MS	[Redacted]
TC132777	[Redacted]	Clarksdale	MS	[Redacted]
TC121782	[Redacted]	Nacogdoches	TX	[Redacted]
TC120678	[Redacted]	Various	NV	[Redacted]
TC121781	[Redacted]	Mart	TX	[Redacted]
TC121759	[Redacted]	Kempner	TX	[Redacted]
TC131948	[Redacted]	Arkadelphia	AR	[Redacted]
TC132244	[Redacted]	Blanco	TX	[Redacted]
TC132303	[Redacted]	Rayne	LA	[Redacted]
TC131893	[Redacted]	Steelville	MO	[Redacted]
TC120691	[Redacted]	Various	NV	[Redacted]
TC132246	[Redacted]	Corning	AR	[Redacted]
TC121709	[Redacted]	Sunbright	TN	[Redacted]
TC143024	[Redacted]	Lubbock	TX	[Redacted]

Asset ID	Address	City	State	Zip
TC132227	[Redacted]	Rolla	MO	[Redacted]
TC153918	[Redacted]	Rose	OK	[Redacted]
TC132010	[Redacted]	El Paso	TX	[Redacted]
TC120983	[Redacted]	Gentry	AR	[Redacted]
TC110498	[Redacted]	Vinton	LA	[Redacted]
TC132489	[Redacted]	Boonville	MO	[Redacted]
TC121871	[Redacted]	Leonard	MN	[Redacted]
TC120928	[Redacted]	Conroe	TX	[Redacted]
TC154208	[Redacted]	Dayton	TX	[Redacted]
TC132072	[Redacted]	Lost Nation	IA	[Redacted]
TC153872	[Redacted]	Pritchett	CO	[Redacted]
TC121795	[Redacted]	Rolette	ND	[Redacted]
TC121008	[Redacted]	Los Angeles	CA	[Redacted]
TC154020	[Redacted]	Albuquerque	NM	[Redacted]
TC120778	[Redacted]	Florence	TX	[Redacted]
TC131918	[Redacted]	Devils Lake	ND	[Redacted]
TC121800	[Redacted]	Hoxie	AR	[Redacted]
TC132115	[Redacted]	Detroit	MI	[Redacted]
TC132766	[Redacted]	Rupert	ID	[Redacted]
TC132499	[Redacted]	Tucson	AZ	[Redacted]
TC132284	[Redacted]	Mobridge	SD	[Redacted]
TC132166	[Redacted]	Heber City	UT	[Redacted]
TC110570	[Redacted]	Willamette Meridian	OR	[Redacted]
TC121001	[Redacted]	Dothan	AL	[Redacted]
TC120680	[Redacted]	Various	NV	[Redacted]
TC120681	[Redacted]	Lander	NV	[Redacted]
TC110426	[Redacted]	Red Bank	NJ	[Redacted]
TC110238	[Redacted]	Dorchester Center	MA	[Redacted]
TC110598	[Redacted]	Natick	MA	[Redacted]
TC110444	[Redacted]	El Centro	CA	[Redacted]
TC143261	[Redacted]	West New York	NJ	[Redacted]
TC153957	[Redacted]	Henderson	NV	[Redacted]
TC154125	[Redacted]	Brooklyn	NY	[Redacted]
TC131909	[Redacted]	Paris	TX	[Redacted]
TC132236	[Redacted]	Los Angeles	CA	[Redacted]
TC154261	[Redacted]	New York	NY	[Redacted]
TC132366	[Redacted]	Painesdale	MI	[Redacted]
TC110497	[Redacted]	Saugus	MA	[Redacted]

EXHIBIT A

INITIAL BUDGET

[Attached]

Attachment 2: Management Agreement - Exhibit A (Initial Budget)

(in US$)	Feb 2020	Mar 2020	Apr 2020	May 2020	Jun 2020	Jul 2020	Aug 2020	Sep 2020	Oct 2020	Nov 2020	Dec 2020	Total
Telecom	$1,210,085	$1,249,541	$1,226,759	$1,151,663	$1,144,889	$1,170,836	$1,212,505	$1,150,758	$1,341,762	$1,256,335	$1,329,717	$13,444,851
Billboards	131,892	131,892	130,572	130,572	129,691	129,691	129,691	129,691	129,691	129,691	129,945	1,433,020
Wind Turbines	553,432	12,514	12,514	12,514	12,514	12,514	12,514	12,514	12,514	12,514	12,514	678,572
Solar	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000	550,000
Revenue	$1,945,409	$1,443,948	$1,419,845	$1,344,749	$1,337,094	$1,363,041	$1,404,710	$1,342,963	$1,533,967	$1,448,540	$1,522,177	$16,106,443
Asset Management Fee	(38,908)	(28,879)	(28,397)	(26,895)	(26,742)	(27,261)	(28,094)	(26,859)	(30,679)	(28,971)	(30,444)	(322,129)
Securitization Costs	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(4,167)	(45,833)
Churn	(4,864)	(3,610)	(3,550)	(3,362)	(3,343)	(3,408)	(3,512)	(3,357)	(3,835)	(3,621)	(3,805)	(40,266)
Other Costs	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(16,667)	(183,333)
EBITDA	$1,880,804	$1,390,625	$1,367,065	$1,293,658	$1,286,177	$1,311,540	$1,352,271	$1,291,913	$1,478,620	$1,395,114	$1,467,094	$15,514,881
Tax	—	—	—	—	—	—	—	—	—	—	—	—
Change in WC	—	—	—	—	—	—	—	—	—	—	—	—
MVP Installments	—	—	—	—	—	—	—	—	—	—	—	—
Cash Flow Available for Debt Service (CFADS)	$1,880,804	$1,390,625	$1,367,065	$1,293,658	$1,286,177	$1,311,540	$1,352,271	$1,291,913	$1,478,620	$1,395,114	$1,467,094	$15,514,881

EXHIBIT B

FORM OF MANAGER EXTENSION LETTER

LMRK ISSUER CO. LLC & 2019-1 TRS LLC

400 Continental Blvd., Suite 500

El Segundo, CA 90245

LANDMARK INFRASTRUCTURE PARTNERS GP LLC

400 Continental Blvd., Suite 500

El Segundo, CA 90245

[ _____ ], 20[__]

Re:

Extension of Management Agreement, dated as of January 15, 2020, by and among the LMRK Issuer Co. LLC (the “Issuer”), 2019-1 TRS LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), the other Project Companies from time to time party thereto and Landmark Infrastructure Partners GP LLC, as project manager (the “Project Manager”)

Dear [ __ ]:

Reference is made to the Management Agreement, dated as of January 15, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Management Agreement”), by and among the Issuer, the Co-Issuer, the other Project Companies (as defined therein) from time to time party thereto and Landmark Infrastructure Partners GP LLC, as project manager (the “Project Manager”). Capitalized terms not defined herein shall have the meanings set forth in the Management Agreement or the NPPA referenced therein.

Pursuant to Section 22(a) of the Management Agreement, the initial Term of the Management Agreement was scheduled to expire at 5:00 P.M. (New York time) on the Expiration Date, which may be extended from time to time at the option of the Co-Issuers, acting in their sole and absolute discretion, for successive two (2) year periods by written notice to that effect to the Project Manager from the Co-Issuers delivered on or prior to the then-current Expiration Date (an “Extension Notice”).

Pursuant to Section 22(a) of the Management Agreement, the Co-Issuers hereby notify you that the Co-Issuers have elected to extend the term of the Management for an additional two (2) year period (so that the new Expiration Date is the two (2) year anniversary of the current Expiration Date). The new Expiration Date will be [ __ ].

[Remainder of Page Intentionally Blank; Signature Page Follows]

Very truly yours,
LMRK ISSUER CO. LLC

By:

Name:
Title:

2019-1 TRS LLC

By:

Name:
Title:

Copies to:

Wilmington Trust, National Association

Corporate Trust Office

1100 N. Market Street

Wilmington, DE 19890

Fax: 302-636-4140

Email: clmajor@wilmingtontrust.com

[Signature Page to Extension Letter]